UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2010

MAN SHING AGRICULTURAL HOLDINGS, INC.
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	88-0450667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)

Registrant’s telephone number, including area code: (86) 536-4644888

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

MAN SHING AGRICULTURAL HOLDINGS, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1 – Securities Purchase Agreement, dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.2 – Senior Secured Convertible Redeemable Debenture, dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.3 – Pledge Agreement between Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited and Greentree Financial Group, Inc.
Exhibit 10.4 – Escrow Agreement between Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited and Greentree Financial Group, Inc
Exhibit 10.5 – Registration Right Agreement dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.6 – Investor Right Agreement dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Asset Management Limited

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Man Shing Agricultural Holdings, Inc. (the “Company” or the “Registrant”) and its subsidiary, Weifang Xinsheng Food Co., Ltd. (“Xinsheng”) have engaged in certain financing activities that have resulted in the creation of a direct financial obligation of the Registrant and/or an obligation of the Company under an off-balance sheet arrangement. The purpose of these transactions is to provide short term bridge capital for the Company.  The direct financial obligations and/or off-balance sheet arrangements are as follows:

On January 4, 2010, the Company entered into a Securities Purchase Agreement (attached hereto as Exhibit 10.1) with China Angel Assets Management Limited (the “Investor”).  Under the Securities Purchase Agreement, the Investor agreed to purchase up to One Million Dollars ($1,000,000) of investment units (the “Units”), where each unit consists of a secured convertible redeemable debenture in the amount of $100,000, along with 80,000 shares of the Company’s Common Stock, and one right to buy an additional Unit for up to three years.  One Million Dollars ($1,000,000) were funded on the date of the agreement for a total purchase price of One Million Dollars ($1,000,000).  The Debentures purchased by Investor shall have a maturity date of two (2) years from the Closing Date of January 4, 2010. The Securities Purchase Agreement is attached as Exhibit 10.1.

On January 4, 2010 the Company issued ten (10) Senior Secured Convertible Redeemable Debentures (the “Debenture” a specimen debenture is attached hereto as Exhibit 10.2) in the amount of $100,000 each to China Angel Assets Management Limited (together with its permitted successors and assigns, the “Holder”) pursuant to exemptions from registration under the Securities Act of 1933, as amended and pursuant to Regulation D and Regulation S there under.  For value received, the Company shall pay to the order of the Holder by December 23, 2011 in lawful money of the United States of America and in immediately available funds the unpaid principal sum of One Hundred Thousand U.S. Dollars (US$100,000) together with interest on the unpaid principal of the Debenture at the rate of eight percent (8%) per annum (the “Interest Rate”) payable quarterly in cash on the outstanding balance commencing one (1) month from the date of the Debenture.  Upon default, the Interest Rate shall be increased to a rate of sixteen percent (18%) per annum.

The Holder of the Debenture maintains the option to convert all or any part of the principal amount of the Debenture, plus accrued interest, into shares of Common Stock at a price per share equal to two dollars ($2.00).

Upon the occurrence of an Event of Default (as defined in Exhibit 10.2 attached hereto) by the Company, the Holder has the option to elect that the interest due and payable be paid in cash or in the form of Common Stock.  If paid in the form of Common Stock, that number of shares of Common Stock with a value equal to the amount of interest due shall be issued.  The amount of stock to be issued will be calculated as follows:  the value of the stock shall be eighty-five percent (85%) of the lower of:  (i) the VWAP as quoted by Bloomberg L.P. on the date the interest payment is due; or (ii) if the interest payment is not made when due, the VWAP as quoted by Bloomberg L.P. on the date the interest payment is made.  No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

The Debenture is secured by a pro rata portion of a majority position in the Company’s common stock owned by Mr. Shili Liu.

The Debenture is attached as Exhibit 10.2.

On January 4, 2010, the President of the Company, Mr. Shili Liu, entered into a Pledge Agreement with China Angel Assets Management Limited and Greentree Financial Group, Inc. as Escrow Agent. Pursuant to the Pledge Agreement, Mr. Shili Liu has agreed to irrevocably pledge to China Angel Assets Management Limited, Six Million Two Hundred and Eighty Six Thousand Two Hundred and Fifty (6,286,250) shares of his own common stock and Eight Hundred and Thirty Nine Thousand Five Hundred and Sixty Two (839,562) shares of his own preferred stock (equivalent to 14,681,870 shares of common stock) as collateral for Securities Purchase Agreement and the Debentures. The Pledge Agreement is attached as Exhibit 10.3.

On January 4, 2010, the Company and China Angel Assets Management Limited entered into a Registration Rights Agreement. Pursuant to the Registration Right Agreement, the Company shall prepare and file, no later than 30 days from January 4, 2010, a registration statement on Form S-1 under the 1933 Act for the registration for the resale by China Angel Assets Management Limited at least 5 times the number of shares which are anticipated to be issued upon conversion of the units. The Registration Rights Agreement is attached as Exhibit 10.4.

On January 4, 2010, the Company and China Angel Assets Management Limited entered into an Investor Rights Agreement. Pursuant to the Investor Rights Agreement, the Investor shall have the right to purchase an additional Unit consisting of one Debenture in the amount of $100,000 and 80,000 shares of the Company’s Common Stock for a period of two (2) years from January 4, 2010.  The complete Investor Rights Agreement is attached as Exhibit 10.5.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Securities Purchase Agreement, on January 4, 2010, the Company’s Board of Directors issued eight million (8,000,000) shares of the Company’s Common Stock to the Investor in consideration of the $1,000,000 of Units purchased.  The shares were issued with restrictive legend, pursuant to the Securities Act of 1933, as amended, and applicable state law.  Specifically, we relied on section 4(2) of the Securities Act of 1933.  We issued these shares based on the following facts:  (1) the issuance was an isolated private transaction which did not involve a public offering; (2) there was only one offeree, (3) the offeree has agreed to the imposition of a restrictive legend on the face of the stock certificate representing its shares, to the effect that it will not resell the stock unless its shares are registered or an exemption from registration is available; (4) the offeree was a sophisticated investor very familiar with our company and stock-based transactions; (5) there were no subsequent or contemporaneous public offerings of the stock; (6) the stock was not broken down into smaller denominations; and (7) the negotiations for the sale of the stock took place directly between the offeree and our management.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 – Securities Purchase Agreement, dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.2 – Senior Secured Convertible Redeemable Debenture, dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.3 – Pledge Agreement between Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited and Greentree Financial Group, Inc.
Exhibit 10.4 – Registration Right Agreement dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.5 – Investor Right Agreement dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Asset Management Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2010                        MAN SHING AGRICULTURAL HOLDINGS, INC.

                                                                By:           /s/ Eddie Cheung
                                                                                 Eddie Cheung
                                                                                 Chief Executive Officer

Exhibit Index

Exhibit 10.1 – Securities Purchase Agreement, dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.2 – Senior Secured Convertible Redeemable Debenture, dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.3 – Pledge Agreement between Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited and Greentree Financial Group, Inc.
Exhibit 10.4 – Registration Right Agreement dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Assets Management Limited
Exhibit 10.5 – Investor Right Agreement dated as of January 4, 2010, by and among Man Shing Agricultural Holdings, Inc. and China Angel Asset Management Limited